VISION LARGE CAP GROWTH FUND II
VISION LARGE CAP VALUE FUND II
VISION MANAGED ALLOCATION FUND - MODERATE GROWTH II
(Portfolios of VISION Group of Funds)

Supplement dated August 29, 2003 to the Combined Prospectus dated April 30, 2003


Effective after the close of business on August 15, 2003, VISION Group of Funds (the "Trust") changed its name to MTB Group of Funds, and renamed each portfolio of the Trust as noted above.

Effective after the close of business on August 15, 2003, the Trust changed its distributor from Federated Securities Corp. to Edgewood Services, Inc.

Effective August 22, 2003, MTB Investment Advisors, Inc., a subsidiary of Manufacturers and Traders Trust Company ("M&T Bank"), replaced M&T Asset Management, a separately identifiable department of M&T Bank, as investment adviser to the Trust as a result of an internal restructuring of the investment advisory operations within the M&T Bank organization. This has no impact on the fees paid by, or advisory services received by, the Funds.



                                                                 August 29, 2003



Edgewood Services, Inc.

Cusip 55376T734
Cusip 55376T650
Cusip 55376T577
28720 (8/03)